Exhibit 99.2
Holly Corp and Frontier Oil Agree to Merge February 22, 2011

Cautionary Statements Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed merger and statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Holly Corporation (“Holly”) and Frontier Oil Corporation (“Frontier”) as of today’s date and are not guarantees of the future performance of Holly, Frontier or the combined company, and actual results may vary materially from the results and expectations discussed. For instance, although Holly and the Frontier have signed an agreement for a subsidiary of Holly to merge with and into Frontier, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive the necessary approval of Holly’s shareholders and Frontier’s shareholders or government approvals or if either Holly or Frontier fails to satisfy conditions to closing. Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of Holly’s and Frontier’s business and the combined company’s ability to compete in the highly competitive refining and marketing industry. The revenues, earnings and business prospects of Holly, Frontier and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in Holly’s, Frontier’s and the combined company’s markets; the demand for and supply of crude oil and refined products; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines; effects of governmental and environmental regulations and policies; the availability and cost of financing; the effectiveness of capital investments and marketing strategies; efficiency in carrying out construction projects; the ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; and general economic conditions. Holly and Frontier caution that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Holly’s and Frontier’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (the “SEC”). Neither Holly nor Frontier undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof. Important Information for Investors and Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Holly common stock in connection with the proposed merger will be submitted to Holly’s shareholders for their consideration, and the proposed merger will be submitted to Frontier’s shareholders for their consideration. Holly will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement to be used by Holly and Frontier to solicit the required approval of their shareholders in connection with the proposed merger and will constitute a prospectus of Holly. Holly and Frontier may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF HOLLY AND FRONTIER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Holly and Frontier, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Holly will be available free of charge on Holly’s website at www.hollycorp.com under the tab “Investors” or by contacting Holly’s Investor Relations Department at (214) 871-3555. Copies of documents filed with the SEC by Frontier will be available free of charge on Frontier’s website at www.frontieroil.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Frontier’s Investor Relations Department at (713) 688-9600. Participants in the Transaction Holly, Frontier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Holly and shareholders of Frontier in connection with the proposed transaction. Information about the directors and executive officers of Holly is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 25, 2010. Information about the directors and executive officers of Frontier is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 22, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

$7 Billion Strategic Combination Holly Corporation (NYSE: HOC) and Frontier Oil (NYSE: FTO) have agreed to merge in an all-stock transaction Each Frontier shareholder will receive 0.4811 shares of Holly Corp common stock, resulting in pro forma ownership of: — 51% Holly shareholders — 49% Frontier shareholders Under the terms of the agreement, Frontier plans to pay a special dividend of $0.28 per share on March 21, 2011 to all Frontier shareholders of record on March 7, 2011 Combined company, HollyFrontier Corporation, will be a strong competitor with a well-positioned refining asset base, enhanced growth opportunities and industry leading balance sheet 1

Governance and Management Board of Directors will be comprised of 50% Holly Directors and 50% Frontier Directors Matt Clifton of Holly will serve as Executive Chairman of the Board and Chairman and CEO of Holly Energy Partners, L.P. Mike Jennings of Frontier will serve as President and Chief Executive Officer Dave Lamp of Holly will serve as Executive Vice President and Chief Operating Officer Doug Aron of Frontier will serve as Executive Vice President and Chief Financial Officer Bruce Shaw of Holly will serve as Senior Vice President of Strategy and Corporate Development Corporate headquarters will be in Dallas, Texas 2

Strategic Rationale Increased Value to All Shareholders Increased Scale, Asset Diversity and Competitiveness Significant Synergy Opportunities Financial Strength and Flexibility 3

Strategic Rationale Increased Scale, Asset Diversity and Competitiveness Combination strengthens both companies’ strategic position by diversifying revenues, expanding infrastructure and increasing asset scale Expanded asset footprint increases exposure to high-growth, high-demand Mid-Continent, Rocky Mountain, and Southwest refining markets Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil HollyFrontier will have in excess of 440,000 bpd of crude capacity across five complex refineries 4

Combined Asset Snapshot Holly— Woods Cross, UT 31,000 bpd capacity 12.5 complexity Holly — Artesia, NM 100,000 bpd capacity 11.8 complexity Frontier — Cheyenne, WY 52,000 bpd capacity 8.9 complexity Frontier — El Dorado, KS 135,000 bpd capacity 11.8 complexity Holly — Tulsa, OK 125,000 bpd capacity 14.0 complexity Frontier — Total 187,000 bpd capacity 11.0 complexity Holly — Total 256,000 bpd capacity 13.0 complexity Pro forma combined 443,000 bpd capacity 12.1 complexity Holly refineries/ Holly Partners truck racks HEP terminals Holly Corp Terminals Third party terminals Frontier refineries Other Frontier assets Pipelines: HEP pipelines UNEV products Third party products Third party crude Frontier pipelines 5

Asset Diversification Expanded asset footprint increases exposure to high-growth, high-demand markets Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil Operating PADD Holly Frontier HollyFrontier PADD IV PADD IV 12% PADD IV 19% 28% PADD II 49% PADD II PADD III PADD III 59% 22% 39% PADD II 72% Crude Slate Heavy 20% Sour / Intermediate 30% Heavy Heavy Light / WTI 26% 30% 35% Light / WTI 42% Light / WTI 50% Sour / Intermediate 35% Sour / Intermediate 32% 6

Increased Combined Crude Capacity HollyFrontier will have in excess of 440,000 bpd of crude capacity across five complex refineries Combination creates one of the largest independent refiners in the U.S. Crude Capacity (kbpd) 2,500 Refinery Region Capacity (bpd) Cheyenne Rockies 52,000 2,224 El Dorado Mid-Con 135,000 2,000 Navajo Southwest 100,000 Tulsa Mid-Con 125,000 1,500 Woods Cross Rockies 31,000 Combined 443,000 1,000 665 505 500 443 311 256 187 151 0 VLO TSO SUN HollyFrontier ALJ HOC FTO WNR Source: Company Investor Presentations and Oil & Gas Journal 7

Maintains High Overall Complexity High overall complexity of 12.1 remains at the top of the peer group Significant asphalt marketer Ability to capitalize on wide light/heavy spreads provides operational flexibility Nelson Complexity 14.0 13.0 12.1 12.1 12.0 11.0 10.0 9.5 8.3 8.0 7.8 7.0 6.0 4.0 2.0 0.0 HOC HollyFrontier VLO FTO TSO WNR SUN ALJ Source: Company Investor Presentations and Oil & Gas Journal Note: Peers include independent refiners with capacity over 150,000 bpd 8

Strategic Rationale Significant Synergy Opportunities Combination is expected to create annual synergies of at least $30 million — Reduced SG&A expenses — Increased operational efficiencies 9

Strategic Rationale Financial Strength and Flexibility Transaction is expected to be accretive to Holly’s earnings per share based on analysts’ consensus estimates Combined balance sheet creates the possibility for cost-of-capital synergies and a stronger corporate credit profile Collaboration with Holly Energy Partners, L.P. provides strategic growth opportunities in logistics and marketing operations 10

Market Values at Announcement Combined market values: $6 billion market cap and $7 billion enterprise value at announcement Market Cap 20.0 16.8 16.0 Capitalization billions) 12.0 8.0 6.0 5.3 ($ Market 4.0 0.0 VLO HollyFrontier SUN Enterprise Value 24.0 21.8 Value billions) 20.0 16.0 Enterprise 12.0 7.0 6.6 ($8.0 4.0 0.0 VLO HollyFrontier SUN Source: Company filings, Bloomberg Note: Based on closing prices as of 2/18/2011 3.5 3.0 3.0 1.8 0.7 TSO HOC FTO WNR ALJ 4.8 4.2 2.8 2.6 1.5 TSO HOC FTO WNR ALJ 11

Strong Pro Forma Balance Sheet Combined balance sheet creates the possibility for cost-of-capital synergies and a stronger corporate credit profile Percent of Enterprise Value 70 62 60 57 50 41 38 40 37 33 30 28 30 23 20 17 10 8 5 0 ALJ TSO VLO SUN WNR HollyFrontier1 Debt Net Debt Source: Company filings, Bloomberg Note: Based on closing prices as of 2/18/2011, (1) HollyFrontier includes consolidated HEP debt and cash balances 12

Highest Net Income per Barrel Highest profitability of any U.S. independent refiner Net Income / Barrel ($/bbl) 8.00 6.00 4.00 3.52 2.00 1.56 1.34 1.37 0.72 0.57 0.00 (2.00) (4.00) (6.00) HollyFrontier Sunoco Valero Tesoro Western Alon 2006 2007 2008 2009 2010 YTD* Average * 2010 YTD through September 30, 2010, or through December 31, 2010 where available. Sources: Thomson Worldscope, Company Filings, EIA Refinery Capacity Reports. 13

Strategic Rationale Increased Value to All Shareholders Increased Scale, Asset Diversity and Competitiveness Significant Synergy Opportunities Financial Strength and Flexibility 14

Concluding Highlights The $7 billion strategic combination of Holly and Frontier will create the most profitable (on a per barrel basis) independent refiner in the U.S. with over 440,000 bpd of crude capacity across five complex refineries — Expanded asset footprint increases exposure to high-growth, high-demand Mid-Continent, Rocky Mountain and Southwest refining markets — Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil Significant annual synergies of at least $30 million are expected through reduced SG&A expenses and increased operational efficiencies The combination provides enhanced financial strength and flexibility — Transaction is expected to be accretive to Holly’s earnings per share based on analysts’ consensus estimates — Combined balance sheet creates the possibility for cost-of-capital synergies and a stronger corporate credit profile — Collaboration with Holly Energy Partners, L.P. provides strategic growth opportunities in logistics and marketing operations 15

Roadmap to Completion Approval by Holly and Frontier shareholders at special meetings to be held in late June or early July Satisfaction of customary closing conditions and regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 Closing expected early in the third quarter of 2011 16

Contact Information Holly Corporation (NYSE: HOC) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 Neale Hickerson, Vice President, Investor Relations Neale.hickerson@hollycorp.com 214-871-3555 www.Hollycorp.com Frontier Oil (NYSE: FTO) 10000 Memorial Drive, Suite 600 Houston, Texas 77024 Kristine Boyd, Director, Investor Relations kboyd@frontieroil.com 713-957-7950 www.Frontieroil.com 17